The James Advantage Funds

(the “Trust”)

James Balanced: Golden Rainbow Fund

James Small Cap Fund

James Micro Cap Fund

James Aggressive Allocation Fund

(collectively, the “Funds”)

Supplement dated February 27, 2023 to the

Statement of Additional Information (the “SAI”), dated November 1, 2022, as amended

On February 15, 2023, the Board of Trustees of the Trust approved the appointment of Bernard J. Brick as an Assistant Secretary of the Trust, effective on that date. Accordingly, the SAI is revised as follows:

The following information is added to the Officers table in the section entitled “TRUSTEES AND OFFICERS”
on pages 21 - 22 of the SAI:

Name/Address/Age	Positions Held With Fund/Date Service Began	Principal Occupation by Officer
Bernard J. Brick c/o Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246 Year of Birth: 1974	Assistant Secretary since 2023	Vice President and Senior Counsel (2022 – Present), Ultimus Fund Solutions, LLC; Vice President and Senior Counsel, State Street Bank and Trust Company (2011 - 2022).

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THIS SUPPLEMENT PROVIDES RELEVANT INFORMATION FOR ALL SHAREHOLDERS AND PROSPECTIVE INVESTORS AND SHOULD BE RETAINED FOR FUTURE REFERENCE.

The Funds’ SAI has been filed with the U.S. Securities and Exchange Commission and is incorporated herein by reference. For a free paper or electronic copy of the Funds’ SAI, including any supplements thereto, and other information, go to www.jamesinvestment.com, call 1-800-99-JAMES (1-800-995-2637) or ask any financial intermediary who offers shares of the Funds.